Equity-Based Compensation Plan	12 Months Ended
Dec. 31, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Equity-Based Compensation Plan
Equity-based Compensation Plan

Description of the Plan

The MPLX LP 2012 Incentive Compensation Plan (“MPLX 2012 Plan”) authorizes the MPLX GP board of directors (the “Board”) to grant unit options, unit appreciation rights, restricted units and phantom units, distribution equivalent rights, unit awards, profits interest units, performance units and other unit-based awards to the Partnership’s or any of its affiliates’ employees, officers and directors, including directors and officers of MPC. No more than 2.75 million MPLX LP common limited partner units may be delivered under the MPLX 2012 Plan. Units delivered pursuant to an award granted under the MPLX 2012 Plan may be funded through acquisition on the open market, from the Partnership or from an affiliate of the Partnership, as determined by the Board.

Unit-based awards under the Plan

The Partnership expenses all unit-based payments to employees and non-employee directors based on the grant date fair value of the awards over the requisite service period, adjusted for estimated forfeitures.

Phantom Units – The Partnership grants phantom units under the MPLX 2012 Plan to non-employee directors of MPLX LP’s general partner and of MPC. Awards to non-employee directors are accounted for as non-employee awards. Phantom units granted to non-employee directors vest immediately at the time of the grant, as they are non-forfeitable, but are not issued until the director’s departure from the board of directors. Prior to issuance, non-employee directors do not have the right to vote such units and cash distribution equivalents accrue in the form of additional phantom units and will be issued when the director departs from the board of directors.

The Partnership grants phantom units under the MPLX 2012 Plan to certain officers and non-officers of MPLX LP, MPLX LP’s general partner and MPC who make significant contributions to our business. These grants are accounted for as employee awards. In general, these phantom units will vest over a requisite service period of up to three years. Prior to vesting, these phantom unit recipients will not have the right to vote such units and cash distributions declared will be accrued and paid upon vesting. The accrued distributions at December 31, 2016 and 2015 were $2 million and less than $1 million, respectively.

The fair values of phantom units are based on the fair value of MPLX LP common limited partner units on the grant date.

Performance Units – The Partnership grants performance units under the MPLX 2012 Plan to certain officers of MPLX LP’s general partner and certain eligible MPC officers who make significant contributions to its business. These awards are intended to have a per unit payout determined by the total unitholder return of MPLX LP common units as compared to the total unitholder return of a selected group of peer partnerships. The final per-unit payout will be the average of the results of four measurement periods during the 36 month requisite service period. These performance units will pay out 75 percent in cash and 25 percent in MPLX LP common units. The performance units paying out in cash are accounted for as liability awards and recorded at fair value with a mark-to-market adjustment made each quarter. The performance units paying out in units are accounted for as equity awards and have a weighted average grant date fair value of $0.63 per unit for 2016 and $1.03 per unit for 2015, as calculated using a Monte Carlo valuation model.

Outstanding Phantom Unit Awards

The following is a summary of phantom unit award activity of MPLX LP common limited partner units in 2016:

	Phantom Units
	Number of Units	Weighted Average Fair Value	Aggregate Intrinsic Value (In millions)
Outstanding at December 31, 2015	1,031,219	$35.49
Granted	458,727	29.42
Settled	(166,576)	38.12
Forfeited	(149,959)	32.72
Outstanding at December 31, 2016	1,173,411	33.09
Vested and expected to vest at December 31, 2016	1,157,676	33.12	$40
Convertible at December 31, 2016	494,189	34.11	$17

The 494,189 convertible units are held by our non-employee directors and certain officers. These units are non-forfeitable and issuable upon the holder’s departure from service to the company.

The following is a summary of the values related to phantom units held by officers and non-employee directors:

	Phantom Units
	Intrinsic Value of Units Issued During the Period (in millions)	Weighted Average Grant Date Fair Value of Units Granted During the Period
2016	$5	$29.42
2015	3	35.00
2014	1	49.56

As of December 31, 2016, unrecognized compensation cost related to phantom unit awards was $17 million, which is expected to be recognized over a weighted average period of 2.0 years.

Outstanding Performance Unit Awards

The following is a summary of activity of performance unit awards paying out in MPLX LP common limited partner units in 2016:

	Performance Units
	Number of Units	Weighted Average Fair Value
Outstanding at December 31, 2015	1,521,392	$1.00
Granted	789,375	0.63
Settled	(458,011)	0.79
Forfeited	(53,507)	1.06
Outstanding at December 31, 2016	1,799,249	0.89

As of December 31, 2016, unrecognized compensation cost related to equity-classified performance unit awards was $1 million, which is expected to be recognized over a weighted average period of 1.6 years.

Performance units paying out in units have a grant date fair value calculated using a Monte Carlo valuation model, which requires the input of subjective assumptions. The following table provides a summary of the weighted average inputs used for these assumptions:

	2016	2015	2014
Risk-free interest rate	0.96%	0.95%	0.63%
Look-back period	2.83 years	2.84 years	2.84 years
Expected volatility	47.59%	30.12%	17.17%
Grant date fair value of performance units granted	$0.63	$1.03	$1.16

The assumption for expected volatility of our unit price reflects the historical volatility of MPLX LP common units. The look-back period reflects the remaining performance period at the grant date. The risk-free interest rate for the remaining performance period as of the grant date is based on the U.S. Treasury yield curve in effect at the time of the grant.

Total Unit-Based Compensation Expense

Total unit-based compensation expense for awards settling in MPLX LP common units was $10 million in 2016, $4 million in 2015 and $3 million in 2014. Approximately $15 million was charged to the MarkWest purchase price in 2015 for MPLX LP unit-based compensation awards granted in connection with the MarkWest Merger.

MPC’s Stock-based Compensation

Stock-based compensation expenses charged to MPLX LP under our employee services agreement with MPC were $5 million for 2016 and $1 million for 2015 and 2014, respectively.